Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 •• PROTECTED 関係者外秘 Bank of America Captive Finance Company Conference Presentation Materials for Investors February 2022

TOYOTA FINANCIAL SERVICES 2 •• PROTECTED 関係者外秘 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain “forward-looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation (“TMCC”).
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are “qualified investors” within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are “qualified investors” within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018 who are (i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as “Relevant Persons”). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 17 September 2021 as supplemented from time to time (together, the “Prospectus”) together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/marketnewshome.html. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the Central Bank of Ireland and the Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Programme.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website ote (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3

TOYOTA FINANCIAL SERVICES 4 •• PROTECTED 関係者外秘 Presenters • Toyota Motor Credit Corporation • Paul Boodée , General Manager - Treasury, Head of Markets & Liquidity • Adam Stam, National Manager, Debt Capital Markets • Rick Kahn, Manager, Debt Capital Markets

TOYOTA FINANCIAL SERVICES 5 •• PROTECTED 関係者外秘 Contents • Toyota Motor Corporation • Global Business Summary • Toyota Motor North America • Toyota Financial Services • TMCC Business Highlights • TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 6 •• PROTECTED 関係者外秘 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 27 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TMC Financial Highlights

Sales Revenues



Nine Months Ended, Dec 31
¥22,967.2
¥19,525.2
¥23,267.0
2019
2020
2021

Operating Income



Nine Months Ended, Dec 31
¥2,039.3
¥1,507.9
¥2,531.8
2019
2020
2021

Net Income



Nine Months Ended, Dec 31
¥1,708.8
¥1,468.0
¥2,316.2
2019
2020
2021

Total Liquid Assets[1]



As of Dec 31
¥9,103.2
¥10,621.2
¥10,193.3
2019
2020
2021

Capital Expenditures



¥1,372.3
¥1,293.2
¥1,300.0
FY20
FY21
FY22 Est.

R&D Expenditures



¥1,110.3
¥1,090.4
¥1,180.0
FY20
FY21
FY22 Est.

¥ in billions

TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended March 2021

(1) *Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in each case those relating to financial services*

(2) *Capital Expenditures do not include vehicles in operating lease or right of use assets*

(3) *R&D activity related expenditures incurred during the reporting period*

Source: *TMC Q3 FY2020 Financial Summary; TMC Q3 FY2021 Financial Summary, TMC Q3 FY2022 Financial Summary*

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Toyota USA Operations by the Numbers

Toyota By The Numbers[1]

Toyota has been a part of the cultural fabric in the U.S. for 61 years. See below for a showcase of our commitment to the U.S.

35 — YEARS MANUFACTURING[2] IN THE U.S.	2,112,941 — 2020 VEHICLES SOLD IN THE U.S.	1,003,753 — 2020 VEHICLES PRODUCED IN THE U.S.[2]	$26.4B — PARTS AND MATERIALS PURCHASED[3]
$30.6B — DIRECT INVESTMENT IN THE U.S.[4]	OVER 176,000 — PEOPLE WORKING ACROSS THE U.S.[5]	10 — PLANTS IN THE U.S. AND 14 IN NORTH AMERICA.[6]	NEARLY 1,500 — TOYOTA AND LEXUS DEALERS
29.9M — VEHICLES BUILT IN THE U.S. AND COUNTING[2]	$32.2B — DEALER INVESTMENT IN THE U.S.[7]	OVER $1M — SPENT GLOBALLY EVERY HOUR ON R&D[8]	$1.15B — IN TOTAL U.S. DONATIONS
NEARLY 118,000 — U.S. - BUILT[9] TOYOTAS EXPORTED TO 40 COUNTRIES IN 2020	14 — HYBRID MODELS IN THE U.S. PLUS THE MIRAI FCV IN SELECT MARKETS[9]	15 — SITES WITH CERTIFIED WILDLIFE HABITAT CONSERVATION PROGRAMS	470,100 — JOBS CREATED IN THE U.S.[10]

Our History

- **1957** Toyota Motor Sales established
- **1972** Manufacturing operations begin in U.S.
- **1973** Calty Design Research established
- **1977** Toyota Technical Center, U.S.A. incorporated
- **1986** Toyota breaks ground in Georgetown, KY. The future home of TMMK, Toyota's first wholly-owned vehicle manufacturing plant in the U.S.
- **1987** Toyota U.S.A. Foundation established
- **1993** Arizona Proving Ground established
- **1996** North American manufacturing headquarters established
- **1997** Five millionth North American vehicle produced
- **2000** First hybrid vehicle sold in U.S.
- **2002** Ten millionth North American vehicle produced
- **2006** Hybrid production begins in U.S.
- **2008** One millionth Prius sold globally
- **2010** Toyota North American Center for Quality Excellence established
- **2011** Collaborative Safety Research Center (CSRC) launched
- **2012** 25 Millionth North American vehicle produced
- **2015** Toyota breaks ground on its new North American headquarters in Plano, Texas
- **2016** Toyota's hybrid sales hit 3 million.
- **2019** Toyota breaks ground on Mazda Toyota Manufacturing, USA, a joint-venture plant with Mazda in Alabama.
- **2021** More than 30 million vehicles produced in U.S. Toyota also announces establishment of a full line-up of electrified vehicles.

1. All data as of December 2020, except where noted 2. Toyota vehicles and components assembled using U.S. and globally sourced parts 3. Parts, materials and components (CY2020). Goods and Services (CY 2020) 4. As of Dec. 31, 2020 5. Based on Toyota data. Includes direct and dealer employees 6. Including our joint venture plant in Alabama. 7. Includes U.S. (not HI) and Puerto Rico 8. Global estimate based on FY18 projections of Toyota Motor Corporation 9. As of CY 2020 10. 2015 Center for Automotive Research Study. Includes direct, dealer and supplier employees, and jobs created through their spending.

***Source**: Toyota USA website*

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TOYOTA FINANCIAL SERVICES 9 •• PROTECTED 関係者外秘 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 10 •• PROTECTED 関係者外秘 Toyota Motor North America, Inc. $33.5B+ Direct investment in the U.S. as of December 30, 2021 30M+ Vehicles assembled in US since 1986 with over 60 years of US presence $5.1B 2021 announced new investments into U.S. manufacturing operations to support electrification efforts. 25% TMNA sales came from alternative power vehicles in CY2021 41%+ Share of the total alternative fuel vehicle market (includes HEVs, BEVs, PHEVs, FCEVs) 70 Electrified models expected globally by 2025 Source : Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 11 •• PROTECTED 関係者外秘 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2021 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (7 th year running) 2021 IIHS Top Safety Pick Awards 10 qualifying Toyota models (3 pick+) 6 qualifying Lexus models (4 pick+) 2021 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2021 J.D. Power and Associates Vehicle Dependability Survey Toyota Motor Corporation received the most segment awards in the survey 2020 Kelley Blue Book Most Awarded Brands No. 1 on Kelley Blue Book’s 10 most Awarded Brands 2021 MY NHTSA 5 - Star Overall Rating 23 Toyota models 13 Lexus models 2021 U.S. News Best Cars for the Money Toyota RAV4 Hybrid, Toyota Corolla Hybrid, Toyota Camry Toyota Avalon 2021 Kelley Blue Book Best Resale Value Brand Toyota/Lexus takes the title with seven category champions. May 2021 IIHS Used Vehicle List Best Choices for Teens 6 Toyota vehicles 1 Lexus vehicle US News: The 15 Cars with the Best Gas Mileage in 2021 7 Toyota models 2 Lexus models 2021 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2021 U.S. News Best Cars for Families RAV4, Highlander Hybrid, Avalon and Avalon Hybrid

TOYOTA FINANCIAL SERVICES 12 •• PROTECTED 関係者外秘 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/Prime) Sienna (Hybrid) Tundra Camry (Hybrid/AWD) Sequoia Venza (Hybrid) Lexus RZ (BEV) bZ4x (BEV)

TOYOTA FINANCIAL SERVICES 13 •• PROTECTED 関係者外秘 Battery EV Development Global Battery EV vehicles sales by 2030 Total BEVs 3.5 million Includes 1 million Lexus BEVs (Lexus 100% BEVs in N. America, Europe, and China) Toyota’s investment in electrification 1 (R&D and CAPEX) BEVs 4 trillion yen (incl. 2 trillion yen for batteries) HEVs PHEVs FCEVs 4 trillion yen Total 8 trillion yen (1) Investment amount from 2022 to 2030 (9 years) Source : Toyota Global Newsroom website (December 2021)

TOYOTA FINANCIAL SERVICES 14 •• PROTECTED 関係者外秘 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 15 •• PROTECTED 関係者外秘 TFS Group Global Presence JAPAN REGION EUROPE/AFRICA REGION CHINA REGION ASIA/PACIFIC REGION AMERICAS OCEANIA REGION Finland Sweden Norway Denmark Vietnam Netherlands Ireland Germany UK France Czech Poland Slovakia Hungary Portugal Spain Italy Kazakhstan China Korea Japa n Taiwan India Thailand Russia Philippines Malaysia Indonesia South Africa Australia New Zealand Argentina Brazil Venezuela Mexico Puerto Rico Canad a U.S.A. Colombia

TOYOTA FINANCIAL SERVICES 16 •• PROTECTED 関係者外秘 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) • Over 4.4 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of December 2021 . Source : Company Reports (2) S&P, Fitch and Moody’s Outlook Stable (3) The Credit Support Agreements do not apply to securitization transactions

TMCC Products and Services

- Dealer Financing
  - Wholesale
  - Real Estate
  - Working Capital
  - Revolving Credit Lines



8%
2%
$9.78B
FYTD 2022 Q3 Revenue
90%

- Voluntary Protection Products
  - Service Agreements
  - Prepaid Maintenance
  - Guaranteed Auto Protection
  - Excess Wear & Use
  - Tire & Wheel
  - Key Replacement Protection
  - Used Vehicle Limited Warranty

- Consumer Financing
  - Retail
  - Lease

Source: *TMCC December 31, 2021, 10-Q.* Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the nine months ended December 31, 2021

TOYOTA FINANCIAL SERVICES 17

TOYOTA FINANCIAL SERVICES 18 •• PROTECTED 関係者外秘 Field Organization Overview TFS HQ Customer Service Center (CSC) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV Dealer Service Center (DSC) Toyota Financial Savings Bank Restructuring to better serve customers by relocating and streamlining customer service operations and investing in new technology (1) (1) On March 24, 2021, TMCC announced it will restructure its customer service operations to better serve its customers by re loc ating and streamlining customer service operations and investing in new technology. TMCC is in the process of moving its three regional customer service centers to be co - located with regional dealer service centers in Chandler, AZ (Wes t Region), Plano, TX (Central Region) and Alpharetta, GA (East Region)

TMCC Financial Performance

Total Financing Revenues


Nine Months Ended, Dec 31
$9,025
$8,821
$9,022
2019
2020
2021

Net Financing Revenues


Nine Months Ended, Dec 31
$2,040
$2,803
$3,567
2019
2020
2021

Net Income


Nine Months Ended, Dec 31
$999
$1,697
$2,291
2019
2020
2021

60+ Days Delinquent(1)


As of Dec 31
Retail
Lease
0.49%
0.32%
0.38%
0.30%
0.51%
0.28%
2019
2020
2021

Allowance for Credit Loss(1)(2)


As of Dec 31
0.53%
1.50%
1.44%
2019
2020
2021

Net Credit Losses(1)(3)


Nine Months Ended, Dec 31
0.42%
0.32%
0.18%
2019
2020
2021

$ in millions
TMCC has adopted Accounting Standard Update "ASU" 2016-13 effective starting April 1, 2020
(1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses: percentage of gross earning assets
(2) Allowance for Credit Losses: the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses). Starting April 1, 2020, quotient for credit losses divided by sum of gross finance receivables (finance receivables before allowance for credit losses)
(3) Net Credit Losses: results are annualized and for Finance Receivables only

Source: *TMCC December 31, 2020 10-Q & December 31, 2021 10-Q*

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TOYOTA FINANCIAL SERVICES 20 •• PROTECTED 関係者外秘 TMCC Earning Asset Composition $ in billions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2019 10 - K, March 31, 2020 10 - K, March 31, 2021 10 - K, & December 31, 2021 10 - Q 38.7 37.9 36.4 37.1 36.8 52.3 53.0 56.4 65.6 70.7 17.3 17.5 17.6 13.5 10.2 $108.3 $108.4 $110.4 $116.2 $117.7 Mar-18 Mar-19 Mar-20 Mar-21 Dec-21 Total Managed Assets Lease Retail Wholesale 9% 60% 31% 40.4 41.9 44.0 43.9 49.1 11.9 11.1 12.4 21.7 21.6 $52.3 $53.0 $56.4 $65.6 $70.7 0 20 40 60 Mar-18 Mar-19 Mar-20 Mar-21 Dec-21 Retail Assets Unencumbered Sold 69% 31% 33.0 32.6 30.8 30.5 24.4 5.7 5.3 5.6 6.6 12.4 $38.7 $37.9 $36.4 $37.1 $36.8 0 10 20 30 40 50 Mar-18 Mar-19 Mar-20 Mar-21 Dec-21 Lease Assets Unencumbered Sold 66% 34%

TOYOTA FINANCIAL SERVICES 21 •• PROTECTED 関係者外秘 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of December 31, 2021. Includes retail loans for Toyota and Lexus brands only 42% 35% 18% 25% 16% 25% 20% 23% 23% 28% 32% 45% 60% 52% 56% CY17 CY18 CY19 CY20 CY21 APR Distribution* <2.0% 2.0%-3.99% >=4.0% 734 735 740 731 726 CY17 CY18 CY19 CY20 CY21 Weighted Average FICO 69 68 69 70 72 CY17 CY18 CY19 CY20 CY21 Weighted Average Original Term 23% 23% 27% 32% 37% 77% 77% 73% 68% 64% CY17 CY18 CY19 CY20 CY21 New vs Used Used New

TOYOTA FINANCIAL SERVICES 22 •• PROTECTED 関係者外秘 TMCC Funding Programs

TMCC Funding Program Overview

Highly Liquid and Well Diversified

P-1 | A-1+ | F-1

Direct Issue
Commercial Paper Program

$73B +

Unencumbered
Retail Loans and Leases

$23B

Undrawn Committed Bank
Credit Facilities[1]

EUR
NZD JPY
USD
GBP AUD

Global Issuance Capacity

$9.2B

Average Liquidity Portfolio
Balance for FY22Q3

Intercompany Lending
Infrastructure

Investor Focused

Long-Term Perspective

Best-in-Class Execution

Responsive

Flexible

Innovative

Diversity & Inclusion


GREEN BACKED


November 2017
Toyota Motor Credit Corporation
€600mn 0.00% Green Notes due 2021
€600mn 0.625% Notes due 2024


TOYOTA
DIVERSITY | INCLUSION

Green Bonds

Source: *TMCC December 31, 2021, 10-Q and Company Reports*
(1) As of December 31, 2021, includes $3.3B of available credit in a revolving asset-backed facility

TOYOTA FINANCIAL SERVICES 23

TOYOTA FINANCIAL SERVICES 24 •• PROTECTED 関係者外秘 TMCC FY 2022 Funding Overview As of December 31, 2021 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 49% Global , 23% MTN , 16% Other , 9% Uridashi , 3% $29.3B Term Debt Funded FYTD 2022 $15.0B $6.7B $7.6B Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 25 •• PROTECTED 関係者外秘 Diversification in Debt Offerings As of December 31, 2021 $ in millions Global MTN , $36,250 EMTN / Eurobonds , $14,076 MTN , $9,137 Other , $4,250 Other Secured - Loan , $5,140 Other Secured - Lease , $6,856 Loan ABS - TAOT , $8,903 Revolving Loan ABS - TALNT , $5,225 Lease ABS - TLOT , $1,990 Public Private ABS, $28,114 TMCC Outstanding Term Debt - $92.1 billion Global MTN EMTN / Eurobonds MTN Other Other Secured - Loan Other Secured - Lease Loan ABS - TAOT Revolving Loan ABS - TALNT Lease ABS - TLOT

TOYOTA FINANCIAL SERVICES 26 •• PROTECTED 関係者外秘 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes Percentages may not add to 100% due to rounding Source: Company Reports 37% 49% 73% 45% 45% 51% 38% 20% 45% 43% 12% 13% 8% 10% 12% FY18 FY19 FY20 FY21 FYTD22 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 27 •• PROTECTED 関係者外秘